EXHIBIT 10.13.2 - Aviation Insurance - JLT (2010) (Un-Redacted - 2/12)

LETTERHEAD: JLT

BINDER

This will serve to confirm that XL Specialty Insurance Company per XL Aerospace is binding their 100% quota share, Policy Number UA00004495AV09A, of the following coverage at the terms, conditions, limitations, exclusions, rates and premiums set forth below:

TYPE: AVIATION HULL DEDUCTIBLE INSURANCE.

INSURED: Baltia Air Lines, Inc.

ADDRESS: 63-25 Saunders Street, Suite 71, Rego Park, NY 11374

PERIOD: December 17, 2010 to December 17, 2011 on both dates at 12:01 A.M. local standard time at the address of the Named Insured.

INTEREST: Whereas the Insured has in force Hull All Risk Policy covering aircraft owned and/or operated by the Insured and such Policy includes the provision for Deductibles excluding all forms of Total Loss.

SUM INSURED: Now this Policy will indemnify the Insured as follows:

To pay: USD 900,000 each and every loss
Excess of : USD 100,000 each and every loss
Subject to one deductible any one occurrence
Subject to an overall policy aggregate of USD 1,500,000

SITUATION: Worldwide

CONDITIONS:

Noise and Pollution and Other Perils Exclusion Clause AVN 46B in respect of Liabilities only (but not applicable to passengers, crew, baggage, cargo or mail and paragraph I (b) not applicable to pollution or contamination of a product or products sold or supplied by the Insured) and/or as per lead policy

Nuclear Risks Exclusion Clause: AVN 38B and/or as per lead policy

Additional Insureds, Loss Payables, Breach of Warranty, Waiver of Subrogation, Hold Harmless Agreements, Contractual Agreements, Cross Liability clauses as expiring and as may hereinafter be required and/or as per lead policy

JLT Aerospace (North America) Inc. is authorized to issue Certificates of Insurance on behalf of Underwriters. Special Provision; incorporated into the policy as if endorsed thereon.

War, Hi-jacking and Other Perils Exclusion Clause (Aviation) AVN48B and/or as per lead policy

60 days notice of cancellation or non-renewal (10 days notice for non-payment of premium)

"Disappearance" to mean missing and not reported for five (5) days after the commencement of a flight

Contract (Rights of Third Parties) Act 1999 Exclusion Clause AVN 72

Date Recognition Exclusion Clause AVN 2000A with Date Recognition Limited Coverage Clauses AVN 2001A and AVN 2002A and/or as per lead policy

Asbestos Exclusion Clause 2488 AGM00003

All other Terms, Conditions, Limitations, Exclusions and Cancellation Clauses where applicable to follow Hull All Risks Policy

PREMIUM:

The deposit premium for the period will be USD 61,200 and will be payable in two (2) semi-annual installments of USD 30,600 each payable on December 17, 2010 and June 17, 2011.

SCHEDULE OF AIRCRAFT:

AIRCRAFT TYPE	SERIAL NO	REG NO.	PROJECTED ADDITION DATE	PROJECTED DELETION DATE	DAYS ON RISK	PRO RATA FACTOR
Boeing 747-200	21035	N705BL	17-Dec-2010	17-Dec-2011	365	1.000
Boeing 747-251B	21705	N623US	17-Dec-2010	17-Dec-2011	365	1.000

DUTY OF DISCLOSURE

To the best of your knowledge, you have provided complete and accurate information which would influence the judgment of an underwriter in determining whether or not to underwrite the risk and, if so, upon what terms and at what premium. If all such information has not been disclosed, insurers may have a right to void the policy which will lead to claims not being paid. If you believe that you have not complied with this duty please contact us immediately.

The duty of disclosure and the consequences of its breach may vary to a limited degree from the foregoing dependant upon applicable law.

/signed/

Signed: JLT Aerospace (North America) Inc. Date: December 17, 2009

/signed/

Signed: Baltia Air Lines, Inc. Date: January 6, 2011

LETTERHEAD:
JLT

JLT Aerospace (North America) Inc.
2300 Dulles Station Blvd., Suite 230
Herndon, VA 20171
Main: 703459-2380
Facsimile: 703 459-2381

CERTIFICATE OF INSURANCE BA-10-003

This is to certify to:	JFK International Air Terminal, LLC Terminal 4, Room 161.022 JFK International Airport Jamaica, New York 11430
That:	Baltia Air Lines, Inc. Terminal 4, Room 263.047 John F. Kennedy International Airport Jamaica, NY 11430
as of this date, has arranged for the following insurance coverage(s) for the period and with underwriters as identified on the attached Security Sheet.

COVERAGES:
COMPREHENSIVE AIRLINE LIABILITY INSURANCE
Including, but not limited to: Comprehensive General Liability, Bodily Injury and Property Damage to Third Parties, Personal Injury Liability, Contractual Liability, Premises, Products, Ground Hangarkeepers and Completed Operations Liabilities; subject to an annual aggregate of $25,000,000 as respe cts Personal Injury Liability.	Combined Single Limit Each Occurrence* $250,000,000

*REFER TO THE POLICY. AN ANNUAL AGGREGATE LIMIT APPLIES TO SOME COVERAGES.

GEOGRAPHICAL LIMITS: Worldwide

OTHER COVERAGES/CONDITIONS/REMARKS

Subject always to the scope of the attached policies and all the policies' declarations, insuring agreements, terms, conditions, limitations, exclusions, deductibles, warranties and endorsements thereof remaining paramount: Solely as respects: (i) The Coverage(s) noted above; (ii) the Contract(s) (and then only to the extent of the Named Insured's obligation to provide insurance under the terms of the Contract(s)); and (iii) the operations of the Named Insured; the policies are endorsed to include the following provisions):

JFK International Air Terminal, LLC, Schiphol USA LLC, Schiphol USA Inc., LCOR Inc., LCOR JFK Airport LLC, Lehman JFK LLC, Lehman JFK LLC, Lehman JFK Inc., the Trustee, the Port Authority and the City of New Yc k are included as Additional Insureds ("the Additional Insureds") as their respective rights and interests may appear, warranted no operational interest; however, no party shall be included as an Additional Insured as respects its legal liability as manufacturer, repairer or servicing agent of the Aircraft and/or Engines.

Such insurance as is afforded the Additional Insureds shall not be invalldat: d and shall protect their interests regardless of any action or inaction of Lessee or any other Insured (other than any action or inaction of an Insured as the case may be, and then only as against such particular Insured) whether or not such action or inaction is a breach or violation of any warranties, declarations or conditions of the policies, but in no event shall this clause apply in the event of exhaustion of policy limits, nor to losses, claims, Expenses, etc., excluded from coverage under the policies.

In the event of cancellation or material changes of the policies by insurers which would adversely affect the interests of the Additional Insureds, Insurers agree to provide 30 days (ten (10) days in the event of cancellation for non-payment of premiums) prior written notice to the Certificate Holder(s).

This Certificate of Insurance is issued as summary of the insurances under the policies noted above and confers no rights upon the Certificate Holders as regards the insurances other than those provided by the policies. The undersigned has been authorized by the above insurers to issue this certificate on their behalf and is not an insurer and has no liability of any sort neither under the above policies nor as a result of this certification.

>
/signed/	___	October 29, 2010
Authorized Representative	___	Date

LETTERHEAD:
JLT

JLT Aerospace (North America) Inc.
2300 Dulles Station Blvd., Suite 230
Herndon, VA 20171
Main: 703459-2380
Facsimile: 703 459-2381

CERTIFICATE OF INSURANCE BA-10-003

SECURITY SHEET

POLICY TERM: October 30, 2010 to October 30, 2011, on both dates at 1:01A.M. Local Standard Time at the address of the Named Insured.

INSURER	POLICY NUMBER
Allianz Global Risks US Insurance Company Per Allianz Aviation Managers, LLC	A1AL00043301 OAM
XL Specialty Insurance Company Per X Aerospace	UA00004496AV10A
Catlin Syndicate 2003 at Lloyd's Catlin France SAS.	HA 1000272 382 H2 1 HA 4000272381 L2
Lloyd's of London Syndicate CVS1919 lronshore Specialty Insurance Company Per Starr Aviation Agency, Inc.	10AL100032 IHM100109-01
StarNetlnsurance Company Per Berkley Aviation, LLC	BA-1 0-10-00152
National Union Fire Insurance Company of Pittsburgh, PA Per Chartis Aerospace	HL 1859938-03
Underwriters at Lloyds of London, British Insurance Companies and Others Per JLT Reinsurance Brokers Limited	J51004002
Mitsui Sumitomo Insurance Company of America Tokio Marine & Nichido Fire Insurance Co. Ltd (USB) Great Lakes Reinsurance (UK) pic National Fire & Marine Insurance Company Per Global Aerospace, Inc.	337901/10A 337901/10S
Member Companies Per La Reunion Aerienne 2010/60086 Torus Insurance (Europe) AG Per Isosceles Insurance Ltd.	BAL-01-001-10

SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.
LSW 1001 (Insurance)

LETTERHEAD:
JLT

JLT Aerospace (North America) Inc.
2300 Dulles Station Blvd., Suite 230
Herndon, VA 20171
Main: 703459-2380
Facsimile: 703 459-2381

CERTIFICATE OF INSURANCE BA-10-000

This is to certify to:	To Whom It May Concern
That:	Baltia Air Lines, Inc. Terminal 4, Room 263.047 John F. Kennedy International Airport Jamaica, NY 11430
as of this date, has arranged for the following insurance coverage(s) for the period and with underwriters as identified on the attached Security Sheet.

COVERAGES:

ALL RISKS (GROUND AND FLIGHT) AIRCRAFT HULL INSURANCE
Including All Risks (including transit) Aircraft Spare Parts Insurance

The Hull coverage is subject to a Deductible (not applicable to Total or Constructive Total Loss/Arranged Total Loss. Occurrence aggregate deductible equal to highest applicable deductible.)

Hull Limit $5,000,000 Each and Every Loss $1,000,000 Spares Limit $1,000,000 each occurence
COMPREHENSIVE AIRLINE LIABILITY INSURANCE
Including, but not limited to: Comprehensive General Liability, Bodily Injury and Property Damage to Third Parties, Personal Injury Liability, Contractual Liability, Premises, Products, Ground Hangarkeepers and Completed Operations Liabilities; subject to an annual aggregate of $25,000,000 as respects Personal Injury Liability.

Combined Single Limit Each Occurrence* $500,000,000

*REFER TO THE POLICY. AN ANNUAL AGGREGATE LIMIT APPLIES TO SOME COVERAGES.

GEOGRAPHICAL LIMITS: Worldwide

EQUIPMENT INSURED: One (1) Boeing 747-200, Registration Number: N705BL, Manufacturer's Serial Number: 21035.

This Certificate of Insurance is issued as summary of the insurance under the policies noted above and confers no rights upon the Certificate Holders as regards the insurances other than those provided by the policies. The undersigned has been authorized by the above insurers to issue this certificate on their behalf and is not an insurer and has no liability of any sort neither under the above policies nor as a result of this certification.

>
/signed/	___	October 29, 2010
Authorized Representative	___	Date

LETTERHEAD:
JLT

JLT Aerospace (North America) Inc.
2300 Dulles Station Blvd., Suite 230
Herndon, VA 20171
Main: 703459-2380
Facsimile: 703 459-2381

CERTIFICATE OF INSURANCE BA-10-000

SECURITY SHEET

POLICY TERM: October 30, 2010 to October 30, 2011, on both dates at 1:01A.M. Local Standard Time at the address of the Named Insured.

INSURER	POLICY NUMBER
Allianz Global Risks US Insurance Company Per Allianz Aviation Managers, LLC	A1AL00043301 OAM
XL Specialty Insurance Company Per X Aerospace	UA00004496AV10A
Catlin Syndicate 2003 at Lloyd's Catlin France SAS.	HA 1000272 382 H2 1 HA 4000272381 L2
Lloyd's of London Syndicate CVS1919 lronshore Specialty Insurance Company Per Starr Aviation Agency, Inc.	10AL100032 IHM100109-01
StarNetlnsurance Company Per Berkley Aviation, LLC	BA-1 0-10-00152
National Union Fire Insurance Company of Pittsburgh, PA Per Chartis Aerospace	HL 1859938-03
Underwriters at Lloyds of London, British Insurance Companies and Others Per JLT Reinsurance Brokers Limited	J51004002
Mitsui Sumitomo Insurance Company of America Tokio Marine & Nichido Fire Insurance Co. Ltd (USB) Great Lakes Reinsurance (UK) pic National Fire & Marine Insurance Company Per Global Aerospace, Inc.	337901/10A 337901/10S
Member Companies Per La Reunion Aerienne 2010/60086 Torus Insurance (Europe) AG Per Isosceles Insurance Ltd.	BAL-01-001-10

SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.
LSW 1001 (Insurance)